Dividends_Details of dividend approved and paid (Details) ₩ / shares in Units, ₩ in Millions	6 Months Ended
Jun. 30, 2018 KRW (₩) ₩ / shares [1]
Dividends [Abstract]
Dividend paid | ₩	₩ 336,636
Dividend paid per share | ₩ / shares	₩ 500

[1]	At the shareholders’ meeting on March 23, 2018, dividend payment for the year ended December 31, 2017 amounting to 336,636 million Won (500 Won per share) was approved and paid for the six months ended June 30, 2018